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                                                                      EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into Hadco Corporation's previously filed Registration Statements on Form S-8, File No. 33-2915, File No. 33-12555, File No. 33-24975, File No. 33-24976, File No. 33-40616, File No. 33-48288, and
File No. 333-11485



                                                        /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts

May 12, 1997